                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Allmerica Securities Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                           Allmerica Securities Trust
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

--------------------------------------------------------------------------------
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 21, 1999

--------------------------------------------------------------------------------

To the Shareholders:

   The Annual Meeting of the Shareholders (the "Meeting") of Allmerica Securities Trust (the "Trust" ) will be held at the offices of the Trust, 440 Lincoln Street, Worcester, Massachusetts 01653, Wednesday, April 21, 1999, at 9:00 a.m., local time, for the following purposes:

  1. To elect Trustees, each to serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;

  2. To ratify or reject the selection by the Trustees of the firm of PricewaterhouseCoopers LLP as independent accountants of the Trust for the fiscal year ending December 31, 1999; and

  3. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

   Only shareholders of record at the close of business on March 3, 1999 will be entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Trustees,

                                          GEORGE M. BOYD
                                          Secretary

March 15, 1999

                           ALLMERICA SECURITIES TRUST
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                PROXY STATEMENT

                                                                  March 15, 1999

                              GENERAL INFORMATION

   The enclosed proxy is solicited by and on behalf of the Trustees of Allmerica Securities Trust (the "Trust") to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Trust to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 on Wednesday, April 21, 1999 at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Trust. This solicitation is being made by use of the mails, but may also be made by telephone, telefax and personal interviews. The cost of preparing and mailing this Proxy Statement, Notice and Form of Proxy and any additional material which may hereafter be furnished in connection with the solicitation of the enclosed proxy will be paid by the Trust. The approximate date for mailing the Proxy Statement and Form of Proxy to all Shareholders is March 15, 1999.

   On March 3, 1999, the Trust had outstanding 8,592,306 shares. Each share is entitled to one vote and each fractional share to an equivalent fractional vote. Only Shareholders of record at the close of business on March 3, 1999 will be entitled to notice of and to vote at the Meeting.

   In the event that a quorum of Shareholders (30% of all shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournments thereof, or, even though a quorum is so represented, if sufficient votes in favor of the matters set forth in the Notice of Meeting are not received by April 21, 1999, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 90 days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the matters set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any such matters.

   The Trust's Annual Report for the fiscal year ended December 31, 1998, including financial statements, may be obtained, without charge, by calling Shareholder Services, The Bank of New York, 101 Barclay Street, New York, NY 10286, 1-800-432-8224.

   The Trust's investment adviser is Allmerica Asset Management, Inc. ("AAM"), an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica Financial Life Insurance Company ("First Allmerica"). The address of AAM, AFC and First Allmerica is 440 Lincoln Street, Worcester, MA 01653. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share, maintains general accounting records and performs certain administrative services for the Trust. Its address is 4400 Computer Drive, Westborough, MA 01581.

Effective April 1, 1999, Investor Services Group will be replaced by Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, which will perform the same services for the Trust.

1. ELECTION OF TRUSTEES

   The Board of Trustees ("Board") currently consists of 10 members each of whom is a nominee for re-election. The number of members of the Board has been fixed by the Board at 10. The Agreement and Declaration of Trust provides that the Trust shall have a Board composed of not less than 3 nor more than 15 Trustees to be elected by ballot by the Shareholders.

   Biographical data for the current Trustees of the Trust who have been nominated for re-election is set forth below. Information relating to the principal officers of the Trust is set forth under "Information Pertaining to Allmerica Financial Corporation." It is proposed at the Meeting to re-elect the persons listed below as Trustees, each to serve as such until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. All are now Trustees and all have stated they would be willing to serve if re-elected. There are no arrangements between any Trustee and any other person pursuant to which he or she was or is to be selected as a Trustee.

                                                                    Beneficial
                                                                   Ownership of
  Name and Age of Nominee as    Principal Occupation and    Served  Shares as
           of 3/3/99                Directorships(1)        Since  of 3/3/99(2)
  --------------------------   --------------------------   ------ ------------
 P. Kevin Condron (53)         President and Chief           1998       100
 Trustee, Member of the        Executive Officer, The
 Audit Committee               Granite Group (plumbing
                               supplies), 1998-present;
                               President, Central Supply
                               Co., 1983-1997; Director,
                               Peoples Heritage Financial
                               Group; Director, Family
                               Bank

 Cynthia A. Hargadon (44)      Director of Invesments,       1997      1000
 Trustee, Member of the Fund   National Automobile
 Operations Committee and      Dealers Association
 Investment Operations         (retirement trust), 1998-
 Committee                     present; President, Stable
                               Value Investment
                               Association (investment
                               trade group), and Senior
                               Consultant, Johnson Custom
                               Strategies (investment
                               services firm), 1996-1998;
                               Senior Vice President and
                               Chief Investment Officer,
                               ICMA Retirement
                               Corporation (investment
                               adviser), 1987-1996.

 Gordon Holmes (60)            Lecturer at Bentley           1991       100
 Trustee, Chairman of the      College, 1998-present;
 Audit Committee and           Lecturer and Executive in
 Member of the Fund            Residence, Boston
 Operations Committee          University, 1997-1998;
                               Certified Public
                               Accountant; Retired
                               Partner, Tofias,
                               Fleishman, Shapiro & Co.,
                               P.C. (Accountants), 1976--
                               1996.

 *John P. Kavanaugh (44)       President, AAM since 1995;    1995       100
 Trustee and Vice President,   Vice President, Director,
 Chairman of the Investment    and Chief Investment
 Operations Committee          Officer, First Allmerica
                               and Allmerica Financial
                               Life Insurance and Annuity
                               Company ("Allmerica
                               Financial Life").


                                                                    Beneficial
                                                                   Ownership of
  Name and Age of Nominee as    Principal Occupation and    Served  Shares as
           of 3/3/99                Directorships(1)        Since  of 3/3/99(2)
  --------------------------   --------------------------   ------ ------------
 Bruce E. Langton (67)         Trustee, Bankers Trust        1996        102
 Trustee, Member of the Audit  institutional mutual
 Committee, Investment         funds; Member, Investment
 Operations Committee and      Committee, TWA Pilots
 Nominating Committee          Trust Annuity Plan;
                               Member, Investment
                               Committee, Unilever United
                               States--Pension &
                               Thriftplans.

 *John F. O'Brien (55)         President, Chief Executive    1989       2000
 Trustee, Chairman of the      Officer and Director,
 Board                         First Allmerica; Director
                               and Chairman of the Board,
                               Allmerica Financial Life;
                               Director, Allmerica
                               Investments, Inc.;
                               Director, ABIOMED, Inc.
                               (medical devices);
                               Director, Cabot
                               Corporation (specialty
                               chemicals); Director, TJX
                               Corporation, Inc.
                               (retail).

 Attiat F. Ott (63)            Professor of Economics and    1982        500
 Trustee, Chairman of the      Director of the Institute
 Fund Operations Committee     for Economic Studies,
 and Member of the Audit       Clark University.
 Committee

 Paul D. Paganucci (67)        Director and Chairman,        1972     10,648
 Trustee, Member of the        Ledyard National Bank,
 Audit Committee and the       since 1991; Director,
 Nominating Committee          Filene's Basement, Inc.
                               (retail); Director,
                               Urstadt Biddle Properties,
                               Inc. (real estate
                               investment firm);
                               Director, IGI, Inc.
                               (pharmaceuticals).

 *Richard M. Reilly (60)       President, Allmerica          1991       1000
 Trustee and President,        Financial Life since 1995;
 Member of the Investment      Vice President, First
 Operations Committee          Allmerica; President,
                               Allmerica Financial
                               Investment Management
                               Services, Inc.; Director,
                               Allmerica Investments,
                               Inc.

 Ranne P. Warner (54)          President, Centros            1991        100
 Trustee, Chairman of the      Properties, USA (real
 Nominating Committee,         estate); Owner, Ranne P.
 Member of the Fund            Warner and Company, Inc.;
 Operations Committee and      Director, Wainwright Bank
 Investment Operations         & Trust Co. (commercial
 Committee                     bank); Trustee, Ericksen
                               Trust (real estate).

--------
  * Messrs. Kavanaugh, O'Brien and Reilly are "interested persons", as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Trust and of AFC because of their affiliations with AFC.
--------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years. The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.
(2) On March 3, 1999, the Trustees and officers beneficially owned a total of 15,784 shares of the Trust, representing 0.18% of the then outstanding shares. The largest single beneficial holding of a Trustee was 10,648 shares, representing 0.12% of the outstanding shares. First Allmerica owned 85,114 on March 3, 1999.

   The Trust's Board, which is currently composed of seven non-interested Trustees and three interested Trustees, met four times during the fiscal year ended December 31, 1998. The Trustees received the following compensation during that year. No officer of the Trust received compensation from the Trust for serving in such capacity.

                               COMPENSATION TABLE

                                                  Total Compensation from Trust
                                                     and Fund Complex (which
Name of Person             Aggregate Compensation included two other investment
  and Position                   from Trust        companies) Paid to Trustees
--------------             ---------------------- -----------------------------
*P. Kevin Condron,                  $267                     $12,423
Trustee, Member of the
Audit Committee

Cynthia A. Hargadon,                 484                      21,000
Trustee, Member of the
 Fund Operations Committee
 and Investment Operations
 Committee

Gordon Holmes,                       499                      26,500
Trustee, Chairman of the
 Audit Committee and Member
 of the Fund Operations
 Committee

Bruce E. Langton,                    553                      24,000
Trustee, Member of the
 Audit Committee, Investment
 Operations Committee and
 Nominating Committee

Attiat F. Ott,                       496                      22,000
Trustee, Chairman of the
 Fund Operations Committee
 and Member of the Audit
 Committee


                                                  Total Compensation from Trust
                                                     and Fund Complex (which
Name of Person             Aggregate Compensation included two other investment
  and Position                   from Trust        companies) Paid to Trustees
--------------             ---------------------- -----------------------------
Paul D. Paganucci,                $ 11,500                  $ 11,500
Trustee, Member of the
Audit Committee and
the Nominating Committee

Ranne P. Warner,                       576                    25,000
Trustee, Chairman of the
Nominating Committee,
 Member of the Fund
 Operations Committee
 and Investment Operations
 Committee

John P. Kavanaugh,                    None                      None
Trustee, Chairman of the
 Investment Operations Committee

John F. O'Brien,                      None                      None
Trustee

Richard M. Reilly,                    None                      None
Trustee, Member of the
 Investment Operations Committee

--------
* Mr. Condron was elected by the Trustees to serve on the Board of Trustees on May 12, 1998 and was elected by the Trustees as a Member of the Audit Committee on November 17, 1998.

   The Trust has no retirement or pension plan for its Trustees. The Trust does not have a compensation committee; such matters are considered by the Trust's Nominating Committee.

   The Trust's Fund Operations Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Dr. Ott (Chairman), Ms. Hargadon, Mr. Holmes and Ms. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser and transfer and shareholder servicing agent, proposals to continue or modify the terms of such agreements, and certain matters where there may be a possible conflict of interest between the interests of the Trust and AFC or its affiliates. During the fiscal year ended December 31, 1998, the Committee had one meeting relating to the Trust.

   The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Mr. Holmes (Chairman), Mr. Condron, Mr. Langton, Dr. Ott and Mr. Paganucci comprise the Committee. This Committee reviews and evaluates the audit function, including recommending to the Board the independent accountants to be selected for the Trust, reviewing all auditing procedures and arrangements and reviewing qualifications of key personnel performing audit work. During the fiscal year ended December 31, 1998, the Committee had two meetings.

   The Trust's Investment Operations Committee is composed of three Trustees who are not interested persons of the Trust, AFC or its affiliates, two Trustees who are interested persons and two non-Trustee participants. Currently, Mr. Kavanaugh (Chairman), Ms. Hargadon, Mr. Langton, Mr. Reilly and Ms. Warner are the Trustees who serve on the Committee. The non-Trustee participants are Donald F. Speakman and Mark G. Steinberg. The Committee monitors investment adviser performance and analyzes Fund data. During the fiscal year ended December 31, 1998, the Committee had four meetings relating to the Trust.

   The Trust's Nominating Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently Ms. Warner (Chairman), Mr. Langton and Mr. Paganucci comprise the Committee. The Committee is charged with the duties of reviewing the composition and compensation of the Trustees, proposing additional non-interested Trustees for election to the Board and reviewing major personnel changes of the Trust. During the fiscal year ended December 31, 1998, the Committee had two meetings. The Nominating Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust.

   If any of the nominees for election as Trustees shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Meeting, or the Trustees may reduce the size of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance.

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Trust's Trustees and officers, its investment adviser and certain affiliated persons of the investment adviser and persons who own more than ten percent of the Trust's shares to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These individuals are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

   To the Trust's knowledge, based solely on review of the copies of such reports furnished to the Trust and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16(a) reporting were complied with during the fiscal year ended December 31, 1998.

Recommended Shareholder Action and Required Vote.

   The Trustees recommend that the Shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of the Trustees.

2. RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   Subject to ratification by a majority in interest of Shareholders represented at the Meeting, the firm of PricewaterhouseCoopers LLP was selected as independent accountants for the Trust for the fiscal year ending December 31, 1999 by a majority of the Trustees who are not "interested persons" of the Trust. PricewaterhouseCoopers LLP also serves as independent accountants for Allmerica Investment Trust and other affiliates of AFC, but has no relationship with any of them other than as independent accountants. During the fiscal year ended December 31, 1998, the audit services provided to the Trust by PricewaterhouseCoopers LLP included examination of financial statements, review of filings with the SEC and preparation of tax returns. No non-audit services were provided to the Trust.

   It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection of PricewaterhouseCoopers LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP has no direct or material indirect interest in the Trust. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Recommended Shareholder Action and Required Vote.

   The Trustees recommend that the selection of PricewaterhouseCoopers LLP be ratified. A majority of the votes cast on the matter at the Meeting, in person or by proxy, is required for approval of this item.

3. OTHER MATTERS AND DISCRETION OF PERSONS NAMED AS PROXIES

   While the Meeting is called to act upon any business that may properly come before it, at the date of this Proxy Statement the only business which management intends to present or knows that others will present is the business mentioned in the Notice of the Meeting. If any other matters lawfully come before the Meeting, and on all procedural matters at said Meeting, it is intended that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting. A proxy may confer discretionary authority to vote on matters brought before an annual meeting of shareholders if the Trust did not have notice of the matter at least 45 days before the date on which the Trust first mailed its proxy materials for the prior year's annual meeting of shareholders (or date specified by an advance notice provision).

Date for Receipt of Shareholder Proposals.

     No proposals were submitted by Shareholders for presentation at the Meeting. Shareholder proposals which are intended to be presented at the Annual Meeting in 2000 must be received at the principal executive offices of the Trust, 440 Lincoln Street, Worcester, MA 01653, on or before November 1, 1999, for inclusion in the proxy statement and proxy related to such meeting.

INFORMATION PERTAINING TO ALLMERICA FINANCIAL CORPORATION

   The following table lists the executive officers of the Trust, each of whom is an employee of AFC or its affiliates:

Name and Age of Officers as
         of 3/3/99                 Position with the Trust        Served Since
---------------------------   ---------------------------------   ------------
John F. O'Brien (55)          Chairman of the Board and Trustee       1989
Richard M. Reilly (60)        President and Trustee                   1991
John P. Kavanaugh (44)        Vice President and Trustee              1995
David J. Mueller (46)         Vice President and Treasurer            1999
                              (Principal Accounting Officer)
Lisa M. Coleman (39)          Vice President                          1994
Stephen W. Bright (44)        Vice President                          1997
George M. Boyd (54)           Secretary                               1997

--------
Messrs. O'Brien, Reilly, Kavanaugh and Mueller have been employees of AFC or its affiliates for the last five years. Ms. Coleman was Deputy Manager, Brown Brothers Harriman, 1989-1994; Mr. Bright was Client Relationship Manager, Connecticut Mutual, 1994-1995, and Investment Officer, Travelers, 1986-1994; and Mr. Boyd was Director, Mutual Fund Administration--Legal and Regulatory, Investors Bank & Trust Company, 1995-1996, and Vice President and Counsel, 440 Financial Group of Worcester, Inc. and First Data Investor Services Group, Inc., 1992-1995.

Quorum and Method of Tabulation.

   Thirty percent (30%) of the shares entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting.

   The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a trustee or that reflect abstentions or "broker nonvotes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of accountants, neither withholding authority to vote nor abstentions nor broker nonvotes have any effect on the outcome of the voting on the matter.

                      SHAREHOLDERS ARE URGED TO VOTE, SIGN
                      AND MAIL THEIR PROXIES IMMEDIATELY.

                                          John F. O'Brien
                                          Chairman

March 15, 1999
Worcester, MA

                           ALLMERICA SECURITIES TRUST
                                      PROXY
           This Proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Richard M. Reilly, David J. Mueller and George M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allmerica Securities Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Wednesday, April 21, 1999 at 9:00 a.m., local time, and at any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed by the Shareholder. If no direction is made, the Proxy will be voted "FOR" all proposals. A proxy marked in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

Votes must be indicated
(x) in Black or Blue ink.   [x]

1. ELECTION OF TRUSTEES     FOR all nominees [ ]    WITHHOLD AUTHORITY to vote [ ]
                            listed below.           for all nominees listed below.  *EXCEPTIONS [ ]

     Nominees: P. Kevin Condron, Cynthia A. Hargadon, Gordon Holmes, John P. Kavanaugh, Bruce E. Langton, John F. O'Brien, Attiat F. Ott, Paul D. Paganucci, Richard M. Reilly and Ranne P. Warner.

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

     *Exceptions
                 ---------------------------------------------------------------


2. PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.

   FOR  [ ]        AGAINST   [ ]       ABSTAIN   [ ]


3. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment thereof.


                                        Please sign exactly as the name appears
                                        hereon. When signing as executor,
                                        administrator, attorney, trustee or
                                        guardian, please give full title. If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer. If partnership,
                                        please sign in partnership name by
                                        authorized person. If joint owners, each owner should sign. Note: the undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and revokes any proxy heretofore given with respect to the votes covered by this proxy.

                                        Dated:                            , 1999
                                              ----------------------------------


                                                          Signature


                                                   Signature if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                           ALLMERICA SECURITIES TRUST
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                                                  March 15, 1999

Dear Shareholders:

   Enclosed is a Notice of the Annual Meeting of Shareholders to be held on April 21, 1999, to consider the election of Trustees and the ratification of the selection of accountants.

   Your Trustees unanimously recommend that you vote for the proposals by marking, dating and signing the enclosed proxy and returning it promptly.

                                          Respectfully,

                                          /s/ John F. O'Brien

                                          JOHN F. O'BRIEN
                                          Chairman

NOTICE: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.